UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

December 23, 2003
Date of Report (date of earliest event reported)

HOST AMERICA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-16196	06-1168423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Broadway
Hamden, Connecticut 06518
(Address of Principal Executive Offices
Including Zip Code)

(203) 248-4100
(Registrant’s telephone number,
Including area code)

Not Applicable
(Former name or former address, if changed since last report)
Item 1.	Changes in Control of Registrant

N/A

Item 2.	Acquisition or Disposition of Assets

On December 23, 2003, Host Acquisition Corporation (“HAC”), a wholly-owned subsidiary of Host America Corporation (“Host” or the “Registrant”) merged with and into GlobalNet Energy Investors, Inc. (“GlobalNet”) pursuant to the terms and conditions of the Amended and Restated Merger Agreement dated December 2, 2003 (the “Agreement”).  As a result of the merger, GlobalNet, as the surviving corporation, became a wholly-owned subsidiary of Host and the shareholders of GlobalNet received in the aggregate, 550,000 shares of Host’s “restricted” common stock in exchange for all of their outstanding GlobalNet common stock.  The merger became effective upon the filing of Articles of Merger with the Colorado and Texas Secretary of States on December 23, 2003.

The Agreement contained numerous representations, warranties and covenants by the parties, including the allocation, on an as received basis, of 80% of the net proceeds from the exercise of Host’s 1,150,000 warrants, exercisable at $5.50 per warrant, that are currently publicly traded under the NASDQ Symbol CAFEW.  Prior to exercise of these warrants, Host will file a post-effective amendment to its registration statement (SEC Registration No. 333-50673).  A complete description of all representations, warranties and covenants is set forth in the Agreement included as an Exhibit to this Report.

Concurrent with the closing of the merger, Host and Eric Barger entered into an employment agreement pursuant to which Mr. Barger was to be employed for a term extending through June 30, 2007 as the President of Host’s GlobalNet operations and was appointed as Class III Director to Host’s Board of Directors.  In addition, Peter Sarmanian was also appointed as a Class III Director.  However, effective February 26, 2004, Eric Barger resigned as President of GlobalNet and as a Director of Host.  In connection with his resignation, Mr. Barger’s employment agreement was terminated with the exception of those provisions relating to confidentiality and non-competition.  Further, Mr. Barger has agreed to return his shares of Host common stock that he received pursuant to the merger pending a final accounting of any monies he may owe to GlobalNet.

Item 3.	Bankruptcy or Receivership

N/A

-2-

Item 4.	Changes in Registrant’s Certifying Accountants

N/A

Item 5.	Other Events

N/A

Item 6.	Resignations of Registrant’s Directors

N/A

Item 7.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of
  GlobalNet Energy Investors, Inc.

We have audited the accompanying balance sheet of GlobalNet Energy Investors, Inc. (A Development Stage Company) (the “Company”) as of December 31, 2002, and the related statements of operations, changes in stockholders’ deficiency, and cash flows for the period from May 16, 2002 (inception) through December 31, 2002.   These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GlobalNet Energy Investors, Inc.(A Development Stage Company) as of December 31, 2002, and the results of its operations and its cash flows for the period from May 16, 2002 (inception) through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

Carlin, Charron & Rosen, LLP
Glastonbury, Connecticut
January 29, 2004

GLOBALNET ENERGY INVESTORS, INC. (A DEVELOPMENT STAGE COMPANY) BALANCE SHEET DECEMBER 31, 2002

ASSETS

PROPERTY AND EQUIPMENT, net of accumulated depreciation	$ 7,277

Total assets	$ 7,277

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Cash overdraft	$ 297
Due to an officer and a director	14,668
Total current liabilities	14,965

STOCKHOLDERS' DEFICIENCY
Common stock, $1.00 par value; 100,000 shares authorized
2,700
Deficit accumulated during the development stage	(10,388)
Total stockholders' deficiency	(7,688)

$ 7,277

The accompanying notes are an integral part of these financial statements.

GLOBALNET ENERGY INVESTORS, INC. (A DEVELOPMENT STAGE COMPANY) STATEMENT OF OPERATIONS FOR THE PERIOD FROM MAY 16, 2002 (INCEPTION) THROUGH DECEMBER 31, 2002

NET REVENUES	$ 69,272

COST OF GOODS SOLD	32,291

Gross profit	36,981

OPERATING EXPENSES	47,369

Loss before provision for income taxes	(10,388)

PROVISION FOR INCOME TAXES	-

Net loss	$ (10,388)

The accompanying notes are an integral part of these financial statements.

GLOBALNET ENERGY INVESTORS, INC. (A DEVELOPMENT STAGE COMPANY) STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY FOR THE PERIOD FROM MAY 16, 2002 (INCEPTION) THROUGH DECEMBER 31, 2002

	Common Stock		Deficit Accumulated	Total
	Shares		During The	Stockholders'
	Outstanding	Amount	Development Stage	Deficiency

Issuance of common stock in connection with incorporation (May 16, 2002)	2,700	$ 2,700	$ -	$ 2,700

Net loss	-	-	(10,388)	(10,388)

Balance, December 31, 2002	2,700	$ 2,700	$ (10,388)	$ (7,688)

The accompanying notes are an integral part of these financial statements.

GLOBALNET ENERGY INVESTORS, INC. (A DEVELOPMENT STAGE COMPANY) STATEMENT OF CASH FLOWS FOR THE PERIOD FROM MAY 16, 2002 (INCEPTION) THROUGH DECEMBER 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (10,388)
Adjustment to reconcile the net loss to net cash
used in operating activities:
Depreciation	1,132
Net cash used in operating activities	(9,256)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(8,409)
Net cash used in investing activities	(8,409)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash received from an officer and a director	14,668
Proceeds from issuance of common stock	2,700
Net cash provided by investing activities	17,368

NET DECREASE IN CASH	(297)

CASH, beginning of period	-

CASH OVERDRAFT, end of period	$ (297)

The accompanying notes are an integral part of these financial statements.

GLOBALNET ENERGY INVESTORS, INC. (A DEVELOPMENT STAGE COMPANY) NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2002

NOTE 1 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

GlobalNet Energy Investors, Inc. (A Development Stage Company) (the “Company”) is a distributor of technologically sophisticated industrial energy control panels which are used to reduce electrical consumption.

DEVELOPMENT STAGE OPERATIONS

The Company was incorporated in the State of Texas on May 16, 2002.  Operations from the Company’s inception through December 31, 2002 were devoted primarily to financial planning, raising capital, establishing supply sources and developing new business opportunities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.

CASH EQUIVALENTS

For the purpose of the statement of cash flows, the Company defines cash equivalents as highly liquid instruments with an original maturity of three months or less.  The Company had no cash equivalents at December 31, 2002.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Expenditures which substantially increase the useful lives of the related assets are capitalized.  Maintenance, repairs and minor renewals on property and equipment are charged to operations as incurred.

REVENUE RECOGNITION

The Company recognizes revenue when the energy control panels are installed.

GLOBALNET ENERGY INVESTORS, INC. (A DEVELOPMENT STAGE COMPANY) NOTES TO FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2002

NOTE 1 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

INCOME TAXES

The Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax liabilities and assets are determined based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  The Company has reflected a net loss of $10,388 for the period from May 16, 2002 (inception) through December 31, 2002.  Differences between the financial statement and tax bases of assets, liabilities, and other transactions did not result in a provision for current or deferred income taxes for the period from May 16, 2002 (inception) through December 31, 2002.

NOTE 2 -	FINANCIAL INSTRUMENTS

CONCENTRATIONS OF CREDIT RISK

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash.

• Cash - The Company places its cash and temporary cash investments with high credit quality institutions. As of December 31, 2002, such investments were not in excess of the FDIC insurance limit.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, Fair Value of Financial Instruments, requires disclosure of the fair value of financial instruments for which the determination of fair value is practicable.  SFAS No. 107 defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

The carrying amount of the Company’s financial instruments approximates their fair value as outlined below:

• Cash overdraft and due to officer and director – The carrying amounts approximate their fair value because of the short maturity of those instruments.

The Company’s financial instruments are held for other than trading purposes.

GLOBALNET ENERGY INVESTORS, INC. (A DEVELOPMENT STAGE COMPANY) NOTES TO FINANCIAL STATEMENTS (Continued) DECEMBER 31, 2002

NOTE 3 -	PROPERTY AND EQUIPMENT

A summary of property and equipment as of December 31, 2002 is as follows:

Computer equipment	$ 4,687
Tools	3,722
8,409
Less: accumulated depreciation	1,132
$ 7,277

Depreciation expense for the period from May 16, 2002 (inception) through December 31, 2002 totaled $1,132.

NOTE 4 -	RELATED PARTY TRANSACTIONS

During the period May 16, 2002 (inception) through December 31, 2002, an officer and a director provided short-term working capital advances totaling $14,668. Such advances are non-interest bearing and are due on demand.

NOTE 5 -	SUBSEQUENT EVENT

On December 23, 2003, all of the issued and outstanding shares of the Company were acquired by Host America Corporation (“Host”) in exchange for 550,000 shares of Host’s “restricted” common stock valued at $4,840,000.  Host’s operations are concentrated in the food service and pre-employment screening industries.

GLOBALNET ENERGY INVESTORS, INC. (A DEVELOPMENT STAGE COMPANY) CONDENSED BALANCE SHEETS

ASSETS

	September 30, 2003	December 31, 2002
	(Unaudited)	(Audited)

CURRENT ASSETS
Cash	$ 7,247	$ -
Accounts receivable, net	366,010	-
Inventory	208,118	-
Total current assets	581,375	-

PROPERTY AND EQUIPMENT, net	74,908	7,277

OTHER ASSETS
Other	7,446	-
Accounts receivable, net	318,299	-
	325,745	-
	$ 982,028	$ 7,277

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
Current portion of notes payable - related parties	$ 535,378	$ -
Due to an officer and director	14,668	14,668
Cash overdraft	-	297
Accounts payable and accrued expenses	81,300	-
Total current liabilities	631,346	14,965

OTHER LIABILITIES
Notes payable - related parties, less current portion included above	351,335	-

Total liabilities	982,681	14,965

STOCKHOLDERS' DEFICIENCY
Common stock	100,000	2,700
Deficit accumulated during the development stage	(100,653)	(10,388)
Total stockholders' deficiency	(653)	(7,688)
	$ 982,028	$ 7,277

The accompanying notes are an integral part of these condensed financial statements.

GLOBALNET ENERGY INVESTORS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
 AND FOR THE PERIOD FROM MAY 16, 2002 (INCEPTION)
THROUGH SEPTEMBER 30, 2002

	2003	2002
	(Unaudited)	(Unaudited)

NET REVENUES	$ 865,694	$ 56,787

OPERATING COSTS AND EXPENSES
Purchases	313,233	31,810
Labor and benefits	359,395	16,172
Contracted services	80,955	-
Depreciation and amortization	6,628	555
Other	105,110	15,397
	865,321	63,934

Income (loss) from operations	373	(7,147)

INTEREST EXPENSE	53,338	-

Loss before provision for income taxes	(52,965)	(7,147)

PROVISION FOR INCOME TAXES	37,300	-

Net loss	$ (90,265)	$ (7,147)

The accompanying notes are an integral part of these condensed financial statements.

GLOBALNET ENERGY INVESTORS, INC.
(A DEVELOPMENT STAGE COMPANY)
CONDENSED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
AND FOR THE PERIOD FROM MAY 16, 2002 (INCEPTION)
THROUGH SEPTEMBER 30, 2002

	2003	2002
	(Unaudited)	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (90,265)	$ (7,147)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	6,628	555
Compensation expense pursuant to issuance of common stock	97,300	-
Compensation expense pursuant to notes payable – related parties	150,000	-
Changes in operating assets and liabilities	(818,573)	-
Net cash used in operating activities	(654,910)	(6,592)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(74,259)	(7,651)
Net cash used in investing activities	(74,259)	(7,651)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable - related parties	815,492	15,569
Proceeds from issuance of common stock	-	2,700
Principal payments on notes payable - related parties	(78,779)	-
Net cash provided by financing activities	736,713	18,269

NET INCREASE IN CASH	7,544	4,026

CASH (OVERDRAFT), beginning of period	(297)	-

CASH, end of period	$ 7,247	$ 4,026

The accompanying notes are an integral part of these condensed financial statements.

GLOBALNET ENERGY INVESTORS, INC. NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE A -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements of GlobalNet Energy Investors, Inc. as of and for the nine months ended September 30, 2003, and for the period from May 16, 2002 (inception) through September 30, 2002, have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) for interim financial reporting.  These financial statements are unaudited and, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments) and disclosures necessary to present fairly the financial position, results of operations and cash flows for the periods presented in accordance with accounting principles generally accepted in the United States of America.  The results of operations for the interim periods are not necessarily indicative of the results for the entire fiscal year.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted in accordance with the rules and regulations of the SEC.  These financial statements should be read in conjunction with GlobalNet’s December 31, 2002 audited financial statements, and accompanying notes.

INVENTORY

Inventory as of September 30, 2003 consists primarily of electrical components for energy control panels and is stated at the lower of cost or market, with cost determined on a first-in, first-out basis.

NOTE B -	ACCOUNTS RECEIVABLE, NET

The accounts receivable relate to long-term financing arrangements on the sale of energy control panels and include charges for equipment installations.  Account receivables are generally financed over two to three years and are recorded net of unamortized discounts and allowances for uncollectible amounts.

The provision for uncollectible amounts for the nine months ended September 30, 2003 was $18,000.

NOTE C -	RELATED PARTY OBLIGATIONS

A principal shareholder has provided GlobalNet with debt financing.  As of September 30, 2003 there were four outstanding promissory notes payable to this individual with a total balance due of $631,221.  These notes, which bear interest at 12% and 15%, mature from November 2003 through August 2006.  In addition, as of September 30, 2003, there is a promissory note payable with an outstanding balance of $75,492 due to a company with which GlobalNet has signed a letter of intent (see, Note D).  The note bears interest at 9.25% and is due on December 31, 2003.  The proceeds from these notes were used for working capital and fixed asset purchases.  GlobalNet also has promissory notes payable to two officers and a director totaling $180,000.  The notes were executed for compensation of $150,000 and for working capital advances totaling $30,000.  The notes will be non-interest bearing if they are paid in full before December 31, 2003.

GLOBALNET ENERGY INVESTORS, INC. NOTES TO CONDENSED FINANCIAL STATEMENTS (Continued)

NOTE C	RELATED PARTY OBLIGATIONS (continued)

As of September 30, 2003 and December 31, 2002, there was an outstanding balance of $14,668 for working capital advances provided by an officer and a director.  Such advances are non-interest bearing and are due on demand.

NOTE D -	SUBSEQUENT EVENT

On December 23, 2003, all of the issued and outstanding shares of the Company were acquired by Host America Corporation (“Host”) in exchange for 550,000 shares of Host “restricted” common stock valued at $4,840,000.

(b)	Pro Forma Financial Information.

SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements are based on the historical financial statements of GlobalNet Energy Investors, Inc. (A Development Stage Company) (GlobalNet) and Host America Corporation and subsidiaries (Host) which appear, or are incorporated by reference, elsewhere herein and has been prepared on a pro forma basis to give effect to the acquisition under the purchase method of accounting, as if the transaction had occurred at the beginning of each operating period presented. The pro forma information was prepared based upon certain assumptions described in the notes to the pro forma combined financial statements and may not be indicative of results that actually would have occurred had the acquisition occurred at the beginning of the last full fiscal year or interim period presented or of results which may occur in the future. The unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the annual and interim financial statements and notes thereto of GlobalNet and Host appearing elsewhere and incorporated by reference herein.

HOST AMERICA CORPORATION AND SUBSIDIARIES PRO FORMA COMBINED BALANCE SHEET SEPTEMBER 30, 2003
ASSETS
	Historical Financial Statements
	Host America Corporation	GlobalNet Energy Investors, Inc.	Pro Forma Adjustments	Pro Forma

CURRENT ASSETS
Cash	$ 627,859	$ 7,247	$ (172,517)	$ 462,589
Accounts receivable, net	3,035,068	366,010	-	3,401,078
Inventory	602,600	208,118	-	810,718
Prepaid expenses and other	579,062	-	-	579,062
Total current assets	4,844,589	581,375	(172,517)	5,253,447

PROPERTY AND EQUIPMENT, net	770,289	74,908	-	845,197

OTHER ASSETS
Other	151,063	7,446	-	158,509
Accounts receivable, net	-	318,299		318,299
Customer lists, net	693,605	-	-	693,605
Goodwill	5,280,800	-	5,013,170	10,293,970
	6,125,468	325,745	5,013,170	11,464,383
	$ 11,740,346	$ 982,028	$ 4,840,653	$ 17,563,027

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

CURRENT LIABILITIES
Demand note payable	$ 424,889	$ -	$ -	$ 424,889
Current portion of long-term debt	1,232,318	-	-	1,232,318
Notes payable – related parties	-	535,378	-	535,378
Due to an officer and director	-	14,668	-	14,668
Accounts payable	2,205,365	-	-	2,205,365
Accrued expenses and other	725,652	81,300	-	806,952
Total current liabilities	4,588,224	631,346	-	5,219,570

OTHER LIABILITIES
Long-term debt, less current portion included above	67,765	-	-	67,765

Subordinated debt	1,106,100	-	-	1,106,100
Notes payable – related parties, less current portion included above	-	351,335	-	351,335
	1,173,865	351,335	-	1,525,200
Total liabilities	5,762,089	982,681	-	6,744,770

STOCKHOLDERS' EQUITY (DEFICIENCY)
Preferred stock	267	-	-	267
Common stock	2,936	100,000	(99,450)	3,486
Additional paid-in capital	12,360,870	-	4,839,450	17,200,320
Deficit accumulated during the development stage	-	(100,653)	100,653	-
Deficit	(6,385,816)	-	-	(6,385,816)
Total stockholders' equity (deficiency)	5,978,257	(653)	4,840,653	10,818,257
	$ 11,740,346	$ 982,028	$ 4,840,653	$ 17,563,027

The accompanying notes are an integral part of these pro forma combined financial statements.

HOST AMERICA CORPORATION AND SUBSIDIARIES PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003

	Historical Financial Statements
	Host	GlobalNet
	America	Energy	Pro Forma
	Corporation	Investors, Inc.	Adjustments	Pro Forma

NET REVENUES	$ 6,513,010	$ 16,476	$ -	$ 6,529,486

OPERATING COSTS AND EXPENSES
Food and paper products	2,797,894	-	-	2,797,894
Labor and benefits	2,571,762	139,333	(92,800)	2,618,295
Contracted services	329,938	53,095	-	383,033
Depreciation and amortization	88,520	3,242	-	91,762
Other	728,830	79,147	-	807,977
Bank and related fees	18,083	-	-	18,083
	6,535,027	274,817	(92,800)	6,717,044

Loss from operations	(22,017)	(258,341)	92,800	(187,558)

OTHER EXPENSE	99,856	28,613	-	128,469

Loss before provision for income taxes	(121,873)	(286,954)	92,800	(316,027)

PROVISION FOR INCOME TAXES	5,000	(52,700)	-	(47,700)

Net loss	$ (126,873)	$ (234,254)	$ 92,800	$ (268,327)

LOSS PER COMMON SHARE	$ (0.05)			$ (0.08)

WEIGHTED AVERAGE SHARES OUTSTANDING	2,753,430			3,303,430

The accompanying notes are an integral part of these pro forma combined financial statements.

HOST AMERICA CORPORATION AND SUBSIDIARIES PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2003

	Historical Financial Statements
	Host	GlobalNet
	America	Energy	Pro Forma
	Corporation	Investors, Inc.	Adjustments	Pro Forma

NET REVENUES	$ 25,198,585	$ 918,491	$ -	$ 26,117,076

OPERATING COSTS AND EXPENSES
Food and paper products	11,178,694	-	-	11,178,694
Labor and benefits	9,658,017	239,811	18,000	9,915,828
Contracted services	1,151,248	28,885	-	1,180,133
Depreciation and amortization	429,593	4,518	-	434,111
Other	2,649,450	381,824	-	3,031,274
Impairment charge	121,000	-	-	121,000
Bank and related fees	261,594	-	-	261,594
	25,449,596	655,038	18,000	26,122,634

Income (loss) from operations	(251,011)	263,453	(18,000)	(5,558)

OTHER EXPENSE	351,147	24,724	-	375,871

Income (loss) before provision for income taxes	(602,158)	238,729	(18,000)	(381,429)

PROVISION FOR INCOME TAXES	38,000	90,000	(7,000)	121,000

Net income (loss)	$ (640,158)	$ 148,729	$ (11,000)	$ (502,429)

LOSS PER COMMON SHARE	$ (0.29)			$ (0.18)

WEIGHTED AVERAGE SHARES OUTSTANDING	2,178,234			2,728,234

The accompanying notes are an integral part of these pro forma combined financial statements.

HOST AMERICA CORPORATION AND SUBSIDIARIES NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

On December 23, 2003, Host acquired all of the issued and outstanding shares of GlobalNet, in exchange for 550,000 shares of Host’s “restricted” common stock valued at $4,840,000.  The acquisition was accounted for using the purchase method of accounting.

The Pro Forma Combined Financial Statements of the consolidated entity (Company) are unaudited and presented for informational purposes only and may not reflect the Company’s future results of operations and financial position or what the results of operations and financial position would have been had such transactions occurred as of the dates indicated.  The unaudited Pro Forma Combined Financial Statements and Notes should be read in conjunction with the Financial Statements and Notes and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” included in Host’s Annual Report on Form 10KSB for the year ended June 30, 2003.

Basis of Presentation of Pro Forma Combined Financial Statements

The pro forma combined financial statements include a statement of operations for the year ended June 30, 2003 for Host (latest audited financial statements) and for GlobalNet.  Also included is a pro forma combined balance sheet and statement of operations as of and for the three months ended September 30, 2003.  Overall, adjustments were made in the pro forma financial statements to record the acquisition, and to reflect known changes being made in the operations of the business.

In the pro forma balance sheet, the acquisition entry was presented to allocate the purchase price to the assets purchased and the liabilities assumed based upon their fair values at the date of acquisition (assumed September 30, 2003), and to record the issuance of 550,000 shares of Host’s “restricted” common stock.  The purchase price of $5,012,517 represents the issuance of 550,000 share of common stock at $8.80 per share (the market value of Host’s common stock on the date of purchase – December 23, 2003), and includes acquisition costs of $172,517.  The excess of the purchase price over the fair value of the assets acquired and the liabilities assumed was $5,013,170.

In the pro forma statements of income, adjustments were made to reflect additional estimated benefit costs that GlobalNet employees would be entitled to of $18,000 and $4,500 for the year ended June 30, 2003 and the three months ended September 30, 2003, respectively.  In addition, a pro forma adjustment was made during the three months ended September 30, 2003 to reflect a decrease in compensation expense of $97,300 recorded pursuant to the issuance of shares of GlobalNet common stock to officers, directors and shareholders of GlobalNet. The pro forma adjustment in the year ended June 30, 2003 has been shown net of an estimated income tax benefit of $7,000.  There was no pro forma income tax adjustment recorded for the three months ended September 30, 2003.  Such pro forma amounts are not necessarily indicative of what the actual consolidated results of operations might have been had the acquisitions been effective at the beginning of Host and GlobalNets’ fiscal years.

The weighted average shares outstanding for Host have been adjusted for the purposes of the pro forma financial statements to reflect the total shares issued in connection with the acquisition.

Historical net loss and proforma combined net loss per common share were computed based upon 2,753,430 and 3,303,430 weighted average shares outstanding, respectively, for the three months ended September 30, 2003. The 3,303,430 pro forma combined weighted average shares outstanding are the sum of the 550,000 shares issued for the GlobalNet acquisition, based upon the assumption that the transaction had occurred on July 1, 2003, and, the 2,753,430 historical weighted average shares outstanding for the three months ended September 30, 2003. Diluted earnings per share was not presented for the historical three months ended September 30, 2003, as the potentially dilutive warrants, convertible preferred stock and stock purchase options were anti-dilutive.

Historical net loss and pro forma combined net loss per common share were computed based upon 2,178,234 and 2,728,234 weighted average shares outstanding, respectively, for the year ended June 30, 2003. The 2,728,234 pro forma combined weighted average shares outstanding are the sum of the 550,000 shares issued for the GlobalNet acquisition, based upon the assumption that the transaction had occurred on July 1, 2002, and, the 2,178,234 historical weighted average shares outstanding for the year ended June 30, 2003. Diluted earnings per share was not presented for the historical year ended June 30, 2003, as the potentially dilutive warrants, convertible preferred stock and stock purchase options were anti-dilutive.

(c) Exhibits

	10.53	Amended and Restated Merger Agreement dated December 2, 2003*

	10.54	Employment Agreement between Host America Corporation and Eric Barger dated December 23, 2003.*

* previously filed

Item 8.	Change in Fiscal Year

N/A

Item 9.	Regulation FD Disclosure

N/A

Item 10.	Amendments/Waivers to the Registrant’s Code of Ethics

N/A

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

N/A

Item 12.	Results of Operations and Financial Conditions

N/A

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: March 5, 2004	By: Geoffrey Ramsey
Geoffrey Ramsey
Chief Executive Officer